Exhibit 99.1


                             ATRIUM COMPANIES, INC.
                           CONSOLIDATED BALANCE SHEET
                  (Dollars in thousands, except share amounts)
                                   (unaudited)


                                                                         JUNE 30,
                                                                           2005
                                                                    --------------------

                              ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                                   $ 16,579
  Restricted cash                                                                   80
  Accounts receivable, net                                                       5,370
  Retained interest in sold accounts receivable                                 33,152
  Inventories, net                                                              62,575
   Prepaid expenses and other current assets                                     7,087
   Deferred tax asset                                                            4,339
                                                                    --------------------
    Total current assets                                                       129,182

PROPERTY, PLANT AND EQUIPMENT, net                                             113,672
GOODWILL                                                                       315,642
INTANGIBLE ASSETS, net                                                         272,868
DEFERRED FINANCING COSTS, net                                                    3,313
OTHER ASSETS, net                                                                5,422
                                                                    --------------------
    Total assets                                                             $ 840,099
                                                                    ====================


LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                            $ 38,302
  Accrued liabilities                                                           46,628
   Current portion of notes payable                                              5,244
                                                                    --------------------
    Total current liabilities                                                   90,174
                                                                    --------------------

LONG-TERM LIABILITIES:
  Notes payable, net of current portion                                        318,076
   Deferred tax liability                                                       88,110
   Other long-term liabilities                                                   3,626
                                                                    --------------------
    Total long-term liabilities                                                409,812
                                                                    --------------------
    Total liabilities                                                          499,986
                                                                    --------------------

COMMITMENTS AND CONTINGENCIES                                                        -

STOCKHOLDER'S EQUITY:
  Common stock $0.01 par value, 3,000 shares
  authorized, 100 shares issued and outstanding                                      -
  Paid-in capital                                                              425,721
  Accumulated deficit                                                         (85,979)
  Accumulated other comprehensive income                                          371
                                                                    --------------------
    Total stockholder's equity                                                 340,113
                                                                    --------------------
    Total liabilities and stockholder's equity                               $ 840,099
                                                                    ====================

                             ATRIUM COMPANIES, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 2005
                                 (in thousands)
                                   (unaudited)


NET SALES                                                                                           $ 386,886
COST OF GOODS SOLD                                                                                    275,198
                                                                                      -------------------------
Gross profit                                                                                          111,688

OPERATING EXPENSES:
Selling, delivery, general and administrative expenses (excluding
    amortization, securitization and stock compensation expense)                                       82,417
Amortization expense                                                                                   15,382
Securitization expense                                                                                    994
Stock compensation expense                                                                                352
                                                                                      -------------------------
SELLING, DELIVERY, GENERAL AND ADMINISTRATIVE
    EXPENSES                                                                                           99,145
Special charges                                                                                         4,195
                                                                                      -------------------------
                                                                                                      103,340

                                                                                      -------------------------
Income from operations                                                                                  8,348

INTEREST EXPENSE                                                                                       15,642
OTHER INCOME, NET                                                                                       (539)
                                                                                      -------------------------
Loss before income taxes                                                                              (6,755)

INCOME TAX BENEFIT                                                                                    (2,267)

                                                                                      -------------------------
NET LOSS                                                                                            $ (4,488)
                                                                                      =========================

                             ATRIUM COMPANIES, INC.
                     RECONCILIATION OF NET INCOME TO EBITDA
                     For the Six Months Ended June 30, 2005
                                 (in thousands)
                                   (unaudited)




          Net loss                                              $ (4,488)

          Interest expense                                         15,642
          Income taxes                                            (2,267)
          Depreciation and amortization                            26,271
          Securitization expense                                      994
          Stock compensation expense                                  352
          LIFO reserve                                                594
          Special charges                                           4,195

                                                     ---------------------
          Adjusted EBITDA                                        $ 41,293
                                                     =====================

                             ATRIUM COMPANIES, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                     For the Six Months Ended June 30, 2005
                                   (unaudited)
                                 (in thousands)


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                                                       $ (4,488)
 Adjustments to reconcile net loss to net cash provided by operating activities:
  Write off of deferred financing costs                                                             1,801
  Write off of notes' discounts and premiums, net                                                   (402)
  Depreciation and amortization                                                                    26,272
  Amortization of deferred financing costs                                                            242
  Provision for bad debts                                                                             158
  Loss on sale of receivables                                                                         389
  Non-cash stock compensation expense                                                                 300
  Non-cash special charges                                                                            936
  Gain on sale of Superior Building Products                                                      (2,172)
  Other                                                                                              (83)
  Changes in assets and liabilities, net of acquisitions and divestitures:
   Accounts receivable                                                                              (693)
   Retained interest in sold accounts receivable                                                 (11,391)
   Sale of accounts receivable                                                                     24,400
   Inventories                                                                                    (4,768)
   Prepaid expenses and other current assets                                                        1,438
   Deferred taxes                                                                                 (2,596)
   Accounts payable                                                                               (7,677)
   Accrued liabilities and other long-term liabilities                                              5,524
                                                                                        -------------------
    Net cash provided by operating activities                                                      27,190

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of property, plant and equipment, net of proceeds                                     (13,214)
 Proceeds from sale of Superior Building Products                                                  12,699
 Acquisitions                                                                                       (112)
 Increase in other assets                                                                           (934)
 Transfer from restricted cash, net                                                                69,972
                                                                                        -------------------
     Net cash provided by investing activities                                                     68,411

CASH FLOWS FROM FINANCING ACTIVITIES:
 Repurchase of remaining senior subordinated notes                                               (65,008)
 Scheduled principal payments on term loans                                                       (1,625)
 Additional principal payments on term loans                                                      (8,237)
 Scheduled principal payments on other long term debt                                               (996)
 Net borrowings under revolving credit facility                                                         -
 Additional deferred financing costs                                                                (249)
 Distributions to ACIH, Inc.                                                                        (408)
 Distributions to Atrium Corporation                                                                 (25)
 Checks drawn in excess of bank balances                                                          (5,326)
                                                                                        -------------------
    Net cash used in financing activities                                                        (81,874)

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                          13,727
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                      2,852
                                                                                        -------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                         $ 16,579
                                                                                        ===================